SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):            October 22, 2003

INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

                                    Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.
None.
(b)	Pro Forma Financial Information.
None.
(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated October 22, 2003, reporting Interface, Inc.’s financial results for the third quarter of 2003 (furnished pursuant to Item 12 of this Report).

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            The information set forth under this “Item 12. Results of Operations and Financial Condition,” including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

            On October 22, 2003, Interface, Inc. issued a press release reporting Interface, Inc.’s financial results for the third quarter of 2003.  A copy of such press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.
By:	/s/ Patrick C. Lynch Patrick C. Lynch Vice President and Chief Financial Officer
Date: October 22, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated October 22, 2003, reporting Interface, Inc.’s financial results for the third quarter of 2003 (furnished pursuant to Item 12 of this Report).